                                  EXHIBIT 32.2

   CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

            I, Charles E. Phillips, Chief Financial Officer of Eye Dynamics, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2005.

Date: November 14, 2005

                                                     /s/ Charles E. Phillips
                                                     Charles E. Phillips
                                                     Chief Financial Officer